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January 31, 2001



REMEC, Inc.
9404 Chesapeake Drive
San Diego, California 92123

Attention:        Mike McDonald
                  Chief Financial Officer

Re: REMEC Inc. Trust 1998 A - Fifth Amendment ("Amendment") to the Participation Agreement, dated as of August 25, 1998 (the "Participation Agreement").

Dear Mike:

         This Fifth Amendment to the Participation Agreement (the "Fifth Amendment"), dated as of January 31, 2001, is entered into among REMEC Inc., a California corporation, as Lessee; Union Bank of California, N.A. not in its individual capacity except as expressly stated herein but solely as Certificate Trustee; the Persons named on Schedule 1-A of the Participation Agreement (together with their respective permitted successors, assigns and transferees,) as Certificate Purchasers; the Persons listed on Schedule 1-B of the Participation Agreement (together with their respective permitted successors, assigns and transferees), as Lenders; and Union Bank of California, N.A. as Agent.

                                   WITNESSETH:

         Whereas, Lessee, Lessor, Agent, the Certificate Purchasers and the Lenders have entered into that certain Participation Agreement, dated as of August 25, 1998 (as amended by those certain First, Second, Third, and Fourth Amendments to the Participation Agreement, dated as of September 29, 1998, September 21, 1999, February 24, 2000, and April 20, 2000, respectively, the "Participation Agreement") (capitalized terms used herein without definition shall have the same meanings ascribed to them in Appendix 1 to the Participation Agreement; and

         WHEREAS, the parties hereto desire to enter into this Amendment in order to amend the Participation Agreement with respect to the matters provided for in this Amendment.

         NOW, THEREFORE, in consideration of the foregoing premises, the mutual terms and conditions herein contained, and for other good and valuable consideration the

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receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         Section 1. MODIFICATION TO PARTICIPATION AGREEMENT. The parties hereto amend the Participation Agreement as follows and all references to the words "Participation Agreement" shall hereinafter refer to the Participation Agreement as amended by this Section 1.

                  1.1 Section 5.2 of the Participation Agreement is amended and restated in its entirety to read as follows:

                           Section 5.2. LIENS. Lessee will not, and will not
permit any Subsidiary to, create, assume or suffer to exist any mortgage, pledge, security interest, encumbrance, or lien (other than for taxes not delinquent and for taxes and other items being contested in good faith) on property of any kind, whether real, personal or mixed, now owned or hereafter acquired, or upon the income of profits thereof except to Bank, except for (a) minor encumbrances and easements on real property which do not affect its market value, (b) existing liens on Lessee's personal property, (c) future purchase money security interests encumbering only the personal property purchased or (d) liens that may exist between February 1, 2001 and July 31, 2001 as related to the acquisition of Pacific Microwave Corporation. Notwithstanding the foregoing, Lessee shall not incur or suffer to exist any Lien on the Leased Property or other Lease Collateral other than Permitted Liens.

                  1.2 Section 5.6 of the Participation Agreement is amended adding section (k) to read as follows:

                           (k)      As soon as available, and in any event not
later than ninety (90) days after the commencement of each Fiscal Year, a quarterly budget for that Fiscal Year including a consolidating balance sheet, profit and loss statement, statement of cash flow and schedule of capital expenditures all in reasonable detail.

                  1.3 Section 5.18 of the Participation Agreement is amended and restated in its entirety to read as follows:

                           Section 5.18. BORROWINGS. Lessee will not, and will
not permit any Subsidiary to, borrow any money, become contingently liable to borrow money, nor enter any agreement to directly or indirectly obtain borrowed money, except: a) pursuant to agreements made with UBOC, b) loans and other borrowings secured by liens permitted by Section 5.2, c) obligations incurred by AirTech under shipside bond facilities referred to in Section 5.19(a)(iv), d) related debt created through the acquisition of Pacific Microwave Corporation from date of acquisition through July 31, 2001 and e) a Two Million Pound Sterling (GBP 2,000,000) unsecured foreign exchange facility entered into by AirTech Plc with National Westminster Bank, Plc.


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                  1.4      Section 5.19 of the Participation Agreement is
amended and restated in its entirety to read as follows:

                           Section 5.19. LOANS, ADVANCES AND GUARANTIES. Lessee
will not, and will not permit any Subsidiary to, except in the ordinary course of business as currently conducted, make any loans or advances, become a guarantor or surety, pledge its credit or properties in any manner or extend credit; provided, however, that lessee may (i) make loans or advances to its Affiliates or Subsidiaries, (ii) guarantee the obligations of AirTech to National Westminster Bank, Plc arising under the new foreign exchange facility in an amount not to exceed Two Million Pounds Sterling (GBP 2,000,000), and
(iii) guarantee the obligations of AirTech arising under any shipside bond facility in an amount not to exceed One Hundred Thousand Pounds Sterling (GBP 100,000).

                  1.5 Section 5.20 (b) of the Participation Agreement is amended to read as follows:

                           (b)      Lessee's purchase of stock in Allgon AB
between September 1, 2000 and December 31, 2000 that did not exceed Fourteen Million Dollars ($14,000,000) when converted from Swedish Krona to U.S. Dollars.

                  1.6 Section 5.21 of the Participation Agreement is amended and restated in its entirety to read as follows:

                           Section 5.21. CHANGES/MERGERS. Lessee will not, and
will not permit any Subsidiary to (a) liquidate, dissolve or enter into any consolidation, merger, partnership, joint venture or other combination, (b) convey, sell or lease all or the greater part of its assets or business, or (c) purchase or release all or the greater part of the assets or business of another if the total purchase price exceeds Thirty Million Dollars ($30,000,000) or the cash consideration exceeds Fifteen Million Dollars ($15,000,000) except for: (i) the acquisition of Pacific Microwave Corporation by March 31, 2001 and (ii) the sale of Humphrey Inc. assets.

                  1.7 Section 5.24 of the Participation Agreement is added to read as follows:

                           Section 5.24. FUTURE SUBSIDIARIES. Lessee shall cause
each Domestic Subsidiary formed or acquired after the closing date of this agreement to execute and deliver an appropriate Subsidiary Guaranty and Security Agreement in form and substance satisfactory to Bank. As requested by Bank, Lessee shall cause each Foreign Subsidiary formed or acquired after the closing date of this agreement to deliver an appropriate Subsidiary Guaranty in form and substance satisfactory to Bank and or pledge 65% of the capital stock of the Subsidiary if the Subsidiary or Subsidiaries combined have tangible assets in excess of 5% of the total tangible assets of Borrower


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and its Subsidiaries on a consolidated basis as at the end of the fiscal year then most recently ended.

         Section 2. REPRESENTATIONS AND WARRANTIES. Lessee represents and warrants to each of the other parties hereto that each of the representations and warranties of Lessee contained in the Participation Agreement and in each other Operative Document is true and correct in all material respects on the date hereof, with the same effect as though made on and as of such date and, for purposes of this paragraph, all references in such representations and warranties to the "Operative Documents" shall be deemed to include this Amendment.

         Section 3. EFFECTIVENESS. Subject to the execution and delivery of this Amendment by all parties hereto, this Amendment is entered into as of the date set forth in the preamble to this Amendment, but effective, however, as of January 31, 2001 (the "EFFECTIVE DATE").

         Section 4. APPLICABLE LAW. THIS AMENDMENT HAS BEEN DELIVERED IN, AND SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF, THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES OF SUCH STATE.

         Section 5. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each executed counterpart constituting an original but all together one agreement.

         Section 6. DIRECTION TO TRUSTEE. By signing this Amendment, the Participants authorize and direct Union Bank of California, N.A., as Certificate Trustee, and Union Bank of California, N.A., as Agent, to sign this Amendment.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date first above written.

Lessee:                              REMEC, INC., a California corporation,
                                     as Lessee

                                     By:  /s/ Michael McDonald
                                        ----------------------------------------
                                     Name Printed:  Michael McDonald
                                     Title:  Chief Financial Officer


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Certificate Trustee                  UNION BANK OF CALIFORNIA, N.A.,
                                     not in its individual capacity except
                                     as expressly stated herein, but solely
                                     as Certificate Trustee

                                     By: /s/ Vivian R. Savedra
                                        ----------------------------------------
                                     Name Printed:  Vivian R. Savedra
                                     Title:  Assistant Vice President


Agent:                               UNION BANK OF CALIFORNIA, N.A. not in
                                     its individual capacity except as expressly stated herein, but solely as Agent

                                     By: /s/ Rick Young
                                        ----------------------------------------
                                     Name Printed:  Rick Young
                                     Title:  Vice President


Certificate Purchaser:               BANKERS COMMERCIAL CORPORATION,
                                     as Certificate Purchaser

                                     By: /s/ Lance B. Markowitz
                                        ----------------------------------------
                                     Name Printed:  Lance B. Markowitz
                                     Title:  President


Lender:                              UNION BANK OF CALIFORNIA, N.A.,
                                     not in its individual capacity except
                                     as expressly stated herein, but solely
                                     as Lender

                                     By: /s/ Rick Young
                                        ----------------------------------------
                                     Name Printed:  Rick Young
                                     Title:  Vice President


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